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                                                               Exhibit 23.3

                         Consent of Danish Counsel

  We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus filed as part of this registration statement.

                                          /s/ Dragsted & Helmer Nielsen

Copenhagen, Denmark February 1, 1999